                                                                  Exhibit 23

                        Consent of Independent Auditors

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Roadway Services, Inc. of our report dated January 25, 1994, included in the 1993 Annual Report to Shareholders of Roadway Services, Inc.

We also consent to the incorporation by reference of our report dated January 25, 1994 with respect to the consolidated financial statements incorporated herein by reference, and our report with respect to the financial statement schedules included in this Annual Report (Form 10-K) of Roadway Services, Inc., in the following Registration Statements and related Prospectuses:

REGISTRATION
   NUMBER                DESCRIPTION OF REGISTRATION STATEMENT                        FILING DATE
- ------------------------------------------------------------------------------------------------------------------
                       The Merrill Lynch, Pierce, Fenner & Smith                    February 26, 1988
                       Incorporated Special Prototype Profit Sharing
                       Plan and Trust for Independent Contractors --
33-18955               Form S-3

33-26135               Roadway Services, Inc. Stock Savings and                     December 14,
                       Retirement Income Plan and Trust -- Form S-8                 1988

33-28546               Viking Freight, Inc. Viking Financial Security               May 5, 1989
                       Plan -- Form S-8

33-44502               Restricted Book Value Shares Plan for Roadway                December 12,
                       Services, Inc. and Certain Operating                         1991
                       Companies -- Form S-8

33-44757               Roadway Services, Inc. Nonemployee Directors'                December 31,
                       Stock Plan -- Form S-8                                       1991

                                                      ERNST & YOUNG
March 8, 1994